Exhibit 10.4

EXECUTION VERSION

THIRD AMENDMENT

Dated as of February 15, 2019

to

REVOLVING CREDIT AGREEMENT

Dated as of February 22, 2018

This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of February 15, 2019, is entered into by and among Goldman Sachs Renewable Power Operating Company LLC (the “Borrower”), Goldman Sachs Renewable Power LLC (the “Guarantor”), HSBC Bank USA, National Association (“HSBC”), as the administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), letter of credit issuer (the “Letter of Credit Issuer”) and a lender, and the lenders identified on the signature pages hereto (each, a “Lender” and collectively, the “Lenders”).

RECITALS

A. The parties hereto have entered into that certain Revolving Credit Agreement, dated as of February 22, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

B. The Credit Parties have requested that the Administrative Agent and the Lenders, as applicable, agree to certain modifications to the Credit Agreement relating to the reduction of HSBC’s Commitment and each have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement or the Pledge, as applicable.

SECTION 2. Amendments to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1. The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Maximum Commitment” means $440,000,000, as it may be (a) reduced from time to time by the Borrowers pursuant to Section 3.6 or (b) increased from time to time in accordance with Section 2.14.”

2.2. Schedule II to the Credit Agreement is hereby replaced with an updated Schedule II attached hereto.

SECTION 3. Conditions Precedent to Closing. Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received:

3.1. a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto;

3.2. to the extent necessary, the Borrowers shall have repaid the Principal Obligations outstanding, such that after giving effect to this Amendment, the Principal Obligations do not exceed the Available Commitment; and

3.3. payment of all fees and other amounts due and payable on or prior to the date hereof, and, to the extent invoiced at least two (2) Business Days prior to the date hereof, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including, without limitation, the reasonable fees and disbursements invoiced through the date hereof of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP.

SECTION 4. Miscellaneous.

4.1. Reallocation Following Facility Reduction. On the Effective Date, with respect to the non-pro rata reduction of the Maximum Commitment contemplated by this Amendment and notwithstanding Section 3.6 of the Credit Agreement or anything in the Loan Documents to the contrary or any Event of Default that may have occurred and be continuing on the Effective Date, if applicable, the Administrative Agent will reallocate the outstanding Loans and participations in Letters of Credit under the Credit Agreement such that, after giving effect thereto, each Lender will hold such Loans and participations in Letters of Credit in accordance with its Lender Pro Rata Share of the aggregate Commitments. In connection with any such reallocation of the outstanding Loans, the (i) Administrative Agent will give advance notice sufficient to comply with the applicable timing period in Section 2.3 of the Credit Agreement to each Lender which is required to fund any amount or receive any partial repayment in connection therewith and (ii) applicable Lender or Lenders will fund such amounts up to their respective shares of the Loans being reallocated and the Administrative Agent shall remit to any applicable Lenders its applicable portion of such funded amount if necessary to give effect to the reallocation of such Loans. In connection with such repayment made with respect to such reallocation (to the extent such repayment is required), the Borrowers shall pay or capitalize all unpaid interest due on the amount repaid to the date of repayment on the immediately following Interest Payment Date.

4.2. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.3. References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

2

4.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) this Amendment is the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law), (ii) no Event of Default, or to the knowledge of any Borrower, a Default has occurred and is continuing and (iii) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent of changes in facts or circumstances that have been disclosed to the Lenders in writing and do not constitute an Event of Default or to the extent such representations and warranties relate to an earlier or other specific date).

4.5. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Loan Documents.

4.6. Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

4.7. No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.8. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.9. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

4.11. Headings. Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment.

3

4.12. Multiple Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signature pages follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

GOLDMAN SACHS RENEWABLE POWER OPERATING COMPANY LLC, a Delaware limited liability company

By:	GOLDMAN SACHS RENEWABLE POWER LLC, its managing member

By:	/s/ Andrew Galloway
Name: Andrew Galloway
Title: Director

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

GUARANTOR:

GOLDMAN SACHS RENEWABLE POWER LLC, a Delaware limited liability company

By:	/s/ Andrew Galloway
Name: Andrew Galloway
Title: Director

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as Letter of Credit Issuer

By:	/s/ John Cameron Hughes
Name:	John Cameron Hughes [20883]
Title:	Senior Vice President

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Cameron Hughes
Name:	John Cameron Hughes [20883]
Title:	Senior Vice President

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By:	ILLIGEBAL

Name:	ILLIGEBAL

Title:	AVP

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lawrence Beller
Name: Lawrence Beller
Title: Senior Vice President

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

BANKUNITED, N.A.,

By:	/s/ Omar Mohamed
Name: Omar Mohamed
Title: Vice President

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

MUFG UNION BANK, N.A., as a Lender

By:	/s/ John Choi
Name: John Choi
Title: Vice President

HSBC – GSRP

Third Amendment to Revolving Credit Agreement

SCHEDULE II

Sch.II-1